                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


                      ALEXANDRIA REAL ESTATE EQUITIES, INC.
             (Exact name of registrant as specified in its charter)


              MARYLAND                  1-12993              95-4502084
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation)                        File Number)       Identification No.)



        135 NORTH LOS ROBLES AVENUE, SUITE 250                     91101
                 PASADENA, CALIFORNIA
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (626) 578-0777

ITEM 5. OTHER EVENTS

Alexandria Real Estate Equities, Inc. or one of our wholly owned subsidiaries acquired the properties listed below on the date indicated. The properties contain a combination of office and laboratory space for lease principally to tenants in the life science industry. We acquired each of the properties from sellers that were unrelated to each other and unaffiliated with us.

On April 7, 1999, we acquired 2625/2627/2631 Hanover Street, located in Palo Alto, California. We purchased the property for $6,400,000, which was based on arm's length negotiations. We funded the purchase through a draw on our unsecured line of credit. Prior to our acquisition, the owner occupied the property. The property contains approximately 32,000 rentable square feet. It is presently 100% leased. We purchased the property from Alza Corporation, a Delaware corporation.

On July 30, 1999, we acquired 2425 Garcia Avenue and 2400/2450 Bayshore Parkway, located in Mountain View, California. We purchased the property for $21,417,000, which was based on arm's length negotiations. We funded the purchase through a draw on our unsecured line of credit. Prior to our acquisition, the owner occupied the property. The property contains approximately 99,000 rentable square feet. It is presently 100% leased. We purchased the property from Scios, Inc., a Delaware corporation.

On August 25, 1999, we acquired 9363/9373/9393 Towne Centre Drive, located in San Diego, California. We purchased the property for $27,458,000, which was based on arm's length negotiations. We funded the purchase through a draw on our unsecured line of credit. The property contains approximately 142,000 rentable square feet of office space. It is presently 89% leased. We purchased the property from Nippon Landic (U.S.A.), Inc., a Delaware corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED(1)

9363/9373/9393 TOWNE CENTRE DRIVE

   Statement of Revenues and Certain Expenses:
     Report of Independent Auditors
     Statement of Revenues and Certain Expenses for the year ended
       December 31, 1998
     Notes to Statement of Revenues and Certain Expenses

(b)  PRO FORMA FINANCIAL INFORMATION

(c)  EXHIBITS

     23.1 Consent of Ernst & Young LLP

-----------
(1) The financial statements for 2625/2627/2631 Hanover Street and for 2425 Garcia Avenue and 2400/2450 Bayshore Parkway have not been included because the properties were owner-occupied prior to acquisition. As a result, there are no historical operating results as rental properties. Subsequent to our acquisition, triple-net leases were executed for 100% of the rentable areas of these properties, requiring the tenants to pay substantially all expenses associated with the respective property.

                         Report of Independent Auditors

To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 9363/9373/9393 Towne Centre Drive (the Property) for the year ended December 31, 1998. This statement of revenue and certain expenses is the responsibility of management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP


Los Angeles, California
July 20, 1999

                    Statement of Revenue and Certain Expenses

                          Year ended December 31, 1998
                                 (IN THOUSANDS)

Revenue:
 Rental                                                $ 2,800
 Tenant recoveries                                         596
                                                       -------
Total revenue                                            3,396
                                                       -------

Certain Expenses:
 Utilities                                                  63
 Repairs and maintenance                                   213
 Insurance                                                  35
 Taxes and license                                         344
                                                       -------
Total certain expenses                                     655
                                                       -------
Excess of revenue over certain expenses                $ 2,741
                                                       =======

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                        9363/9373/9393 Towne Centre Drive

               Notes to Statement of Revenue and Certain Expenses

                                December 31, 1998


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 9363/9373/9393 Towne Centre Drive, located in San Diego, California (the "Property"). ARE-9363/9373/9393 Towne Centre, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Alexandria Real Estate Equities, Inc., a Maryland corporation, acquired the Property from a nonaffiliated third party. As of December 31, 1998, the Property was 100% occupied and leased to three tenants under triple-net leases, which require the tenants to pay their pro rata share of substantially all expenses associated with the Property, including operating and maintenance, utilities, taxes and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses we expect to incur in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization, and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                        9363/9373/9393 Towne Centre Drive

               Notes to Statement of Revenue and Certain Expenses

                          Year Ended December 31, 1998


2. FUTURE MINIMUM LEASE PAYMENTS

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1998 are as follows (in thousands):

   1999                                               $ 1,890
   2000                                                 1,708
   2001                                                 1,708
   2002                                                 1,560
   2003                                                 1,117
   Thereafter                                             848
                                                      -------
   Total                                              $ 8,831
                                                      =======

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

                      Alexandria Real Estate Equities, Inc.

         Unaudited Pro Forma Condensed Consolidated Financial Statements


     The following unaudited pro forma condensed consolidated balance sheet of Alexandria Real Estate Equities, Inc. as of June 30, 1999 is presented as if the properties described in Item 5 of this Form 8-K (the "Form 8-K Properties") had been acquired on June 30, 1999. The following unaudited pro forma condensed consolidated income statement of Alexandria Real Estate Equities, Inc. for the six months ended June 30, 1999 and for the year ended December 31, 1998 are presented as if the Form 8-K Properties had been acquired on January 1, 1998.

     The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transactions on the dates as described above, nor do they purport to represent our future financial position or our results of operations.

                      Alexandria Real Estate Equities, Inc.

            Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                  June 30, 1999
                             (DOLLARS IN THOUSANDS)


                                                                      PRO FORMA
                                                      HISTORICAL     ADJUSTMENTS    PRO FORMA
                                                     -----------------------------------------------
ASSETS
Rental properties, net                               $ 503,172      $ 48,875 (A)    $ 552,047
Property under development                              22,806             -           22,806
Cash and cash equivalents                                2,863             -            2,863
Tenant security deposits and other restricted
   Cash                                                  4,426             -            4,426
Secured note receivable                                  6,000             -            6,000
Tenant receivables                                       2,518             -            2,518
Deferred rent                                            6,886             -            6,886
Other assets                                            13,641             -           13,641
                                                     ---------      --------        ---------
Total assets                                         $ 562,312      $ 48,875        $ 611,187
                                                     =========      ========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Secured notes payable                                $ 128,011                      $ 128,011
Unsecured line of credit                               148,000        48,875 (A)      196,875
Accounts payable, accrued expenses and tenant
 security deposits                                      17,284             -           17,284
Dividends payable                                        6,057             -            6,057
                                                     ---------      --------        ---------
Total liabilities                                      299,352        48,875          348,227

Stockholders' equity:
   Preferred stock                                      38,588             -           38,588
   Common stock                                            136             -              136
   Additional paid-in capital                          224,236             -          224,236
   Retained earnings                                         -             -                -
                                                     ---------      --------        ---------
Total stockholders' equity                             262,960             -          262,960
                                                     ---------      --------        ---------
Total liabilities and stockholders' equity           $ 562,312      $ 48,875        $ 611,187
                                                     =========      ========        =========

SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Income Statement

                         Six Months Ended June 30, 1999
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                               PRO FORMA
                                              HISTORICAL      ADJUSTMENTS       PRO FORMA
                                              ----------      -----------       ---------
Revenues:
 Rental revenue                            $    32,498        $ 1,442 (B)    $    33,940
 Tenant recoveries and other income              8,135            363 (B)          8,498
                                           -----------        -------        -----------
Total revenues                                  40,633          1,805             42,438

Expenses:
 Rental operations                               9,119            302 (B)          9,421
 General and administrative                      2,993              -              2,993
 Interest                                        9,813          1,709 (C)         11,522
 Depreciation and amortization                   7,593            617 (D)          8,210
                                           -----------        -------        -----------
Total expenses                                  29,518          2,628             32,146
                                           -----------        -------        -----------
Net income (loss)                          $    11,115        $  (823)       $    10,292
                                           ===========        =======        ===========
Dividends on preferred stock               $       204                       $       204
                                           ===========                       ===========
Net income available to common stock
 Outstanding                               $    10,911                       $    10,088
                                           ===========                       ===========
Pro forma weighted average shares of
 common stock outstanding                   13,461,689                        13,461,689
                                           ===========                       ===========
Net income per pro forma share
 of common stock                           $      0.81                       $      0.75
                                           ===========                       ===========

SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Income Statement

                          Year ended December 31, 1998
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                        PRO FORMA
                                                       HISTORICAL      ADJUSTMENTS      PRO FORMA
                                                   ---------------------------------------------------
Revenues:
 Rental revenue                                    $    48,469      $  2,914 (B)   $    51,383
 Tenant recoveries and other income                     12,547           596 (B)        13,143
                                                   -----------      --------       -----------
Total revenues                                          61,016         3,510            64,526

Expenses:
 Rental operations                                      13,390           655 (B)        14,045
 General and administrative                              3,894             -             3,894
 Interest                                               14,033         3,582 (C)        17,615
 Depreciation and amortization                          10,296         1,317 (D)        11,613
                                                   -----------      --------       -----------
Total expenses                                          41,613         5,554            47,167
                                                   -----------      --------       -----------
Net income (loss)                                  $    19,403      $ (2,044)      $    17,359
                                                   ===========      ========       ===========

Pro forma shares of common stock
  outstanding                                       12,306,470                      12,306,470
                                                   ===========                     ===========

Net income per pro forma share of
 common stock                                      $      1.58                     $      1.41
                                                   ===========                     ===========

SEE ACCOMPANYING NOTES.

                      Alexandria Real Estate Equities, Inc.

                Adjustments to the Unaudited Pro Forma Condensed
                        Consolidated Financial Statements


1.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1999 are as follows:

(A) Acquisition of the Form 8-K Properties with the related draws on our unsecured line of credit.

         Purchase price (in thousands):


         Form 8-K Properties                                        Purchase Price
         -------------------                                        --------------
         2425 Garcia Avenue and 2400/2450 Bayshore Parkway             $ 21,417
         9363/9373/9393 Towne Centre Drive                               27,458
                                                                       --------
         Total                                                         $ 48,875
                                                                       ========

         The above acquisitions closed in July and August 1999, respectively. No adjustment has been made for the acquisition of 2625/2627/2631 Hanover Street since it was acquired prior to June 30, 1999.

2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS

The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Income Statements for the six months ended June 30, 1999 and for the year ended December 31, 1998 are as follows:

(B) Preacquisition results for 9363/9373/9393 Towne Centre Drive, adjusted to include the effect of straight line rent adjustments (in thousands):

                                                  FOR THE SIX         FOR THE YEAR
                                                  MONTHS ENDED            ENDED
                                                     6/30/99           12/31/98
                                                  ------------        ------------
         Revenues:
          Rental revenue                          $ 1,442               $ 2,914
          Tenant recoveries and other income          363                   596
                                                  -------               -------
                                                    1,805                 3,510
                                                  -------               -------
         Expenses:
          Rental operations                           302                   655
                                                  -------               -------
         Operating Income                         $ 1,503               $ 2,855
                                                  =======               =======


                      Alexandria Real Estate Equities, Inc.

                Adjustments to the Unaudited Pro Forma Condensed
                  Consolidated Financial Statements (continued)


2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS

              No pro forma adjustments have been made for 2625/2627/2631 Hanover Street or 2425 Garcia Avenue and 2400/2450 Bayshore Parkway for the periods prior to acquisition because the properties were owner-occupied prior to purchase, and, as a result, there were no operating results as rental properties.

     (C) Increase in interest expense due to draws on our unsecured line of credit.

     (D) Increase in depreciation expense to reflect a full period of depreciation for the Form 8-K Properties utilizing a 40 year useful life for buildings and building improvements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ALEXANDRIA REAL ESTATE EQUITIES INC.



Date:    September 27, 1999           By:    /s/ Peter J. Nelson
                                            ------------------------
                                            Peter J. Nelson
                                            Chief Financial Officer